                                                                      Exhibit 14

              FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, FREDERICK W. BRADLEY of Westfield, New Jersey, a Director of First Citicorp Life Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for First Citicorp Life Variable Annuity Separate Account, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2001.


                                        /s/Frederic W. Bradley, Jr.
                                        Director
                                        First Citicorp Life Insurance Company

              FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, ELIZABETH C. CRAIG of New York, New York, a Director of First Citicorp Life Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for First Citicorp Life Variable Annuity Separate Account, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2001.


                                        /s/ Elizabeth C. Craig
                                        Director
                                        First Citicorp Life Insurance Company

              FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, CARL W. DESCH of Garden City, New York, a Director of First Citicorp Life Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for First Citicorp Life Variable Annuity Separate Account, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2001.


                                        /s/Carl W. Desch
                                        Director
                                        First Citicorp Life Insurance Company

              FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, GEORGE C. KOLULIS of Simsbury, Connecticut, Director, President and Chief Executive Officer of First Citicorp Life Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for First Citicorp Life Variable Annuity Separate Account, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2001.


                                 /s/George C. Kokulis
                                 Director, President and Chief Executive Officer First Citicorp Life Insurance Company

              FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, GLENN D. LAMMEY of Simsbury, Connecticut, Director and Chief Financial Officer of First Citicorp Life Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for First Citicorp Life Variable Annuity Separate Account, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2001.



                                        /s/Glenn D. Lammey
                                        Director, Chief Financial Officer
                                        First Citicorp Life Insurance Company

              FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, ALICE B. LEOPOLD-BENINTENDI of New York, New York, a Director of First Citicorp Life Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for First Citicorp Life Variable Annuity Separate Account, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2001.


                                        /s/Alice B. Leopold-Benintendi
                                        Director
                                        First Citicorp Life Insurance Company

              FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts, a Director of First Citicorp Life Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for First Citicorp Life Variable Annuity Separate Account, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2001.


                                        /s/Marla Berman Lewitus
                                        Director
                                        First Citicorp Life Insurance Company

              FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, FREDERIC W. THOMAS, JR. of Thetford Center, Vermont, a Director of First Citicorp Life Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for First Citicorp Life Variable Annuity Separate Account, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2001.


                                        /s/Frederic W. Thomas, Jr.
                                        Director
                                        First Citicorp Life Insurance Company

              FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, DAVID A. TYSON of E. Granby, Connecticut, a Director of First Citicorp Life Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for First Citicorp Life Variable Annuity Separate Account, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2001.


                                        /s/David A. Tyson
                                        Director
                                        First Citicorp Life Insurance Company

              FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, JOHN M. WALBRIDGE of Short Hills, New Jersey, a Director of First Citicorp Life Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for First Citicorp Life Variable Annuity Separate Account, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2001.


                                        /s/John W. Walbridge
                                        Director
                                        First Citicorp Life Insurance Company